UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 4, 2005

NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois	60555

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 29, 2005, Mr. William Caton accepted the company’s offer of employment under which, inter alia, Mr. Caton is entitled to receive a sign-on bonus, restricted stock grant and relocation allowance. The terms and conditions of Mr. Caton’s sign-on bonus, restricted stock grant and relocation allowance are set forth in his bonus letter attached as Exhibit 10.1 to this report and hereby incorporated herein by reference.

ITEM 5.02(b) DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS, ELECTION OF DIRECTORS, OR APPOINTMENT OF PRINCIPAL OFFICERS

On October 4, 2005, the company issued a press release, which is attached as Exhibit 99.1 to this report, where it was announced that Robert C. Lannert, the company’s Vice Chairman and Chief Financial Officer, intends to resign from the position of Chief Financial Officer upon the filing of the company’s 2005 Form 10-K. Mr. Lannert will remain as Vice Chairman and will advise the company on strategic programs and planning. .

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

The following Exhibits are deemed to be filed under the Securities Exchange Act of 1934, as amended.

(c)	Exhibits

	Exhibit No.	Description	Page

	10.1	Caton bonus letter dated September 29, 2005	E-1
	99.1	Press release dated October 4, 2005	E-3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
            Registrant

Date: October 4, 2005	/s/Mark T. Schwetschenau

Mark T. Schwetschenau Senior Vice President and Controller (Principal Accounting Officer)